SUPPLEMENT DATED MAY 13, 2015
TO

PROSPECTUS DATED MAY 1, 2001
FOR COMPASS 1

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
DELAWARE LIFE VARIABLE ACCOUNT C

This supplement contains information regarding a change to an investment option that is available under your Contract.

Effective April 30, 2015, the name of the MFS® Bond Fund was changed to MFS® Corporate Bond Fund.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Compass 1 US